OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

         This Offshore Securities Subscription Agreement ("Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

         This Agreement has been executed by the undersigned in connection with the private placement of up to $1,700,000 6% Convertible Debentures (hereinafter referred to as the "Debentures") of BIG SMITH BRANDS, INC., a corporation organized and existing under the laws of the State of Delaware, U.S.A., NASDAQ Symbol "BSBI" (hereinafter referred to as the "COMPANY"). The Debentures being sold pursuant to this Agreement, and the Shares (as defined below), have not been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. Persons (as such terms are defined in Regulation S), unless the Debentures or the Shares, as the case may be, are registered under the 1933 Act, or an exemption from the registration provisions of the 1933 Act is available. The terms on which the Debentures may be converted into common stock (the "Shares") and the other terms of the Debentures are set forth in the pro forma Debenture in ANNEX I annexed hereto. This subscription and, if accepted by the COMPANY, the offer and sale of Debentures and the Shares issuable upon conversion thereof (collectively the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the 1933 Act.

         The undersigned

NAME:                      WILLORA COMPANY LIMITED

ADDRESS:                   Baarestrasse 73
                           Postfach 6302, 24G Switzerland


if applicable, a Corporation organized under the laws of the British Virgin Island, a non USA jurisdiction (hereinafter referred to as the "PURCHASER")

hereby represents, covenants and warrants to, and agrees with, SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for $1,700,000 in principal amount of 6% Debentures.

         b. FORM OF PAYMENT. The PURCHASER shall pay the purchase price for the Debentures by delivering immediately available funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions


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

                  attached hereto as ANNEX II (the "Escrow Agent"). Delivery of such funds to the COMPANY by the Escrow Agent shall be made against delivery by the COMPANY of one or more Debentures in accordance with this Agreement. By signing this Agreement, the PURCHASER and the COMPANY each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX II, all of the provisions of which are incorporated herein by this reference as if set forth in full.

         c. METHOD OF PAYMENT. Payment of the purchase price for the Debentures shall be made by wire transfer of funds to:

                                  Bank of New York
                                  350 Fifth Avenue
                                  New York, New York 10001

                                  ABA# 021000018
                                  for credit to the account of Krieger & Prager, Attorneys
                                  Escrow Account No. 105-0036843

                  Not later than one (1) business day after acceptance and execution of this Agreement by the COMPANY, the PURCHASER shall deposit with the Escrow Agent the aggregate subscription price for the Debentures.

         2. SUBSCRIBER REPRESENTATIONS AND COVENANTS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                  a. OFFSHORE TRANSACTION. PURCHASER represents, warrants and covenants to COMPANY as follows:

(i)  PURCHASER is not a "U.S.  Person" as that term is defined under  Regulation
     S.   PURCHASER   is  not  an  affiliate  of  the  Company  or  of  Goodbody
     International, Inc.

                            (ii) PURCHASER is outside the United States as of the date of the execution and delivery of this Agreement, and no offer to purchase the Debentures was made in the United States.

                            (iii) PURCHASER is purchasing the Debentures for its own account and not on behalf of any U.S. Person, and PURCHASER is the sole beneficial owner of the Debentures, and has not prearranged any resale with any purchaser or purchasers in the United States.


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

                            (iv) PURCHASER represents, warrants, covenants and hereby agrees that all offers and sales of the Debentures prior to the expiration of a period commencing on the date of the receipt of funds by the COMPANY and ending 40 days thereafter (the "Restricted Period") shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to an exemption from registration.

                            (v) PURCHASER acknowledges that the purchase of the Debentures involves a high degree of risk, is aware of the risks and further acknowledges that it can bear the economic risk of the purchase of the Debentures, including the total loss of its investment.

                            (vi) PURCHASER understands that the Debentures are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the COMPANY is relying upon the truth and accuracy of the representations, warranties,
                                   agreements,        acknowledgments        and
                                   understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Debentures, and the Shares issuable upon conversion thereof. PURCHASER represents and warrants that the information contained herein is complete and accurate. PURCHASER further represents and warrants that it will notify the COMPANY immediately upon the occurrence of any material change therein occurring prior to the issuance of Shares upon conversion of the Debenture.

                            (vii) PURCHASER is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

                            (viii) In evaluating its  investment,  PURCHASER has
                                   consulted its own investment and/or legal and/or tax advisors. PURCHASER is not relying


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

                                   on the COMPANY  respecting the legal, tax and
                                   other   economic    considerations    of   an
                                   investment in the Debentures.

                            (ix) PURCHASER understands that in the view of the SEC the statutory basis for the exemption claimed for this transaction would not be present if the offering of Debentures, and the Shares issuable upon conversion thereof, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Debentures for investment purposes and has no present intention to sell the Debentures, or the Shares issuable upon conversion thereof, in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period. PURCHASER is not acquiring the Securities as part of a plan or scheme to evade the provisions of the 1933 Act.

                            (x) PURCHASER is not an underwriter or distributor of, or dealer in (as such terms are defined in Section 2(12) of the 1933 Act and Rule 902 under the Act) the Securities, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of the Securities, or receiving selling concession, fee, or other remuneration in respect of the Debentures sold.

                            (xi) PURCHASER represents, warrants and agrees, that PURCHASER has not in the past forty-five
                                   (45) days, and will not during the Restricted Period, directly or indirectly, or through one or more intermediaries, maintain any short position in the Shares of the COMPANY.

                            (xii) During the period commencing on the Closing Date (as defined herein) and ending on the 41st day following such date, PURCHASER will not sell, commit or agree to sell or pledge, or otherwise transfer or encumber, any shares of Common Stock of the COMPANY or any other securities convertible into or exercisable for shares of Common Stock of the COMPANY.

                            (xiii) Except  for  Goodbody   International   Ltd.,
                                   PURCHASER has taken no action which would give


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

                                   rise to any claim by any person for brokerage commission, finders' fees or the like relating to this Agreement or the transactions contemplated hereby.

                            (xiv) PURCHASER is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to evaluate an investment in the Securities to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Securities;

                            (xv) PURCHASER hereby covenants that it shall take all necessary steps to ensure its compliance with Regulation S and shall promptly send to each purchaser (x) who acts as a distributor, underwriter, dealer or other person participating pursuant to a contractual arrangement in the distribution of the Securities or receiving a selling concession, fee or other remuneration in respect of any of the Securities, or (y) who purchases prior to the expiration of the Restricted Period, a confirmation or other notice to the PURCHASER stating the PURCHASER is subject to the same restrictions on offers and sales as the Subscriber pursuant to Section 903(c)(2)(iv) of Regulation S.

                            (xvi) None of the Purchasers, its affiliates or persons acting on their behalf have conducted or will conduct any "directed selling efforts" as that term is defined in Rule 902(b) of Regulation S, nor have the Purchasers, its affiliates or persons acting on their behalf, conducted any general solicitation relating to the offer and sale of any of the Securities in the United States or elsewhere.


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

                            (xvii) PURCHASER is not a  "10-percent  Shareholder"
                                   (as defined in Section 871(h)(3)(B) of the Internal Revenue Code of 1986, as amended) of the COMPANY.

                    b. CURRENT PUBLIC INFORMATION. PURCHASER acknowledges that PURCHASER has been furnished with or has acquired copies of the COMPANY'S Form 10KSB filed with the SEC, and Forms 10-QSB and 8-K filed thereafter (collectively the "SEC Filings"). PURCHASER is not relying upon any representations or other information (whether oral or written) other than as set forth in the SEC filings or in Annex V.

                    c. INDEPENDENT INVESTIGATION; ACCESS. PURCHASER acknowledges that PURCHASER, in making the decision to purchase the Debentures subscribed for, has relied upon independent investigations made by it and its representatives, if any, and PURCHASER and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material publicly available, books and records of the COMPANY, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the COMPANY or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the COMPANY and materials relating to the offer and sale of the Debentures which have been requested. PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

                    d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities.

                    e. ENTITY PURCHASERS. If PURCHASER is a partnership, limited liability company, limited liability partnership, corporation, trust, or similar entity, the person executing this Agreement on its behalf represents and warrants that:

                            (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement.


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

                            (ii) He or she is duly and validly authorized to make this investment and to enter into and execute this Agreement on behalf of such entity.

                    f. INDIVIDUAL PURCHASERS. PURCHASER, if an individual, represents that he or she has reached the age of 21 and has adequate means for providing for his or her current and anticipated financial needs and possible contingencies for emergencies and has no need for liquidity in the proposed investment.

                    g. BINDING COMMITMENT. This Agreement constitutes a legal, valid and binding obligation of the PURCHASER. The PURCHASER has full power, right and authority to enter into and perform this Agreement, and is qualified to purchase the Debentures under the laws of the jurisdiction of its formation and the offer and sale of the Debentures to the PURCHASER will not violate the securities or other laws of such jurisdiction. The execution and delivery and performance of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the PURCHASER is a party or by which it is bound. If the PURCHASER is an entity, it was not formed, directly or indirectly by a U.S. Person, for the specific purpose of acquiring the Debentures or investing in Regulation S Securities. This Agreement has been duly and validly executed and delivered by and on behalf of the PURCHASER, and is a valid and binding agreement of the PURCHASER, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditor's rights generally.

                    h. FOREIGN LAWS. PURCHASER hereby covenants that it will comply with all laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or deliver the Securities, or has in its possession or distributes any offering material.

         3.       COMPANY REPRESENTATIONS.

                    a. REPORTING COMPANY STATUS. The COMPANY is a corporation duly organized, validly existing and in good standing under the laws of the State of


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

                         Delaware and is duly qualified as a foreign corporation in all jurisdictions in which the failure to so qualify would have a material adverse effect on the COMPANY and its subsidiaries taken as a whole. The COMPANY is a "Reporting Issuer" as defined by Rule 902 of Regulation
                         S. The COMPANY has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Common Stock trades on the NASDAQ/Small Cap Market, and has received no notice, either oral or written, with respect to its continued eligibility for such listing. The COMPANY has filed all material required to be filed pursuant to all reporting obligations under either Section 13(a) or 15(d) of the Exchange Act for a period of at least twelve (12) months immediately preceding the offer or sale of the Debentures, or such shorter period as may be required by law.

                    b. OFFSHORE TRANSACTION. The COMPANY has not offered or sold the Debentures to any person in the United States, or, to the best of its knowledge, any identifiable groups of U.S. citizens abroad, or any U.S. person as that term is defined in Regulation S. At the time the buy order for the Debentures was originated, the COMPANY and/or its agents reasonably believed PURCHASER was outside the United States and was not a U.S. Person.

                    c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, the COMPANY has not conducted any "direct selling efforts" as that term is defined in Rule 902 of Regulation S nor has the COMPANY conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

                    d.   TERMS  OF  DEBENTURES.   The  COMPANY  will  issue  the
                         Debentures in accordance with the terms of ANNEX I attached hereto.

                    e. LEGALITY. The COMPANY has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the Debentures; this Agreement and the issuance of the Debentures have been duly and validly authorized by all necessary corporate action by the COMPANY; this Agreement has been duly and validly executed and delivered by and on behalf of the COMPANY, and is a valid and binding agreement of the COMPANY, enforceable


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

                         against  it in  accordance  with its  terms,  except as
                         enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

                    f. NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Debentures, other than the conversion provision thereof, and the transactions contemplated by this Agreement and the Debentures do not and will not conflict with or result in a breach by the COMPANY of any of the terms or provisions of, or constitute a default under, the articles of incorporation or by-laws of the COMPANY, or any indenture, mortgage, deed of trust, or other material agreement or instrument to which the COMPANY is a party or by which it or any of its properties or assets are bound, except for those relating to the Company's line of credit agreements with Merchantile Business Credit, Inc., or assuming the truth of the representations and warranties of PURCHASER herein, any existing applicable law, rule or regulation of the United States of any State thereof or any applicable decree, judgment or order of any Federal or State court, Federal or State regulatory body, administrative agency or other United States governmental body having jurisdiction over the COMPANY or any of its properties or assets.

                    g. FILINGS. The COMPANY undertakes and agrees to make all necessary filings in connection with the sale of the Debentures as required by United States laws and regulations or any domestic securities exchange or trading market.

                    h. ABSENCE OF CERTAIN CHANGES. Since December 31, 1995, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC Filings or in Annex V.

                    i. The COMPANY has legally available sufficient authorized and unissued Shares as may be reasonably necessary to effect the conversion of the Debentures.

                    j. LITIGATION. Except as set forth in ANNEX V, there is no action, suit or proceeding before or by any


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

                         court or governmental agency or body, domestic or foreign, now pending or, to the knowledge of the COMPANY, threatened, against or affecting the COMPANY, or any of its properties, which might result in any material adverse change in the condition (financial or otherwise) or in the earnings, business affairs or business prospects of the COMPANY, or which might materially and adversely affect the properties or assets thereof.

                    k. NO DEFAULT. Except as set forth in Annex V, the COMPANY is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust or other material instrument or agreement to which it is a party or by which it or its property may be bound, and neither the execution, nor the delivery by the COMPANY, nor the performance by the COMPANY of its obligations under this Agreement or the Debentures, other than the conversion provision thereof, will conflict with or result in the breach or violation of any of the terms or provisions of, or constitute a default or result in the creation or imposition of any lien or charge on any assets or properties of the COMPANY under, any material indenture, mortgage, deed of trust or other material agreement or instrument to which the COMPANY is a party or by which it is bound or any statute or the Certificate of Incorporation or By-Laws of the COMPANY, or any decree, judgment, order, rule or regulation of any court or governmental agency or body having jurisdiction over the COMPANY or its properties.

                    l. SEC FILINGS. None of the SEC Filings with the Securities and Exchange Commission since January 1, 1995 contained, at the time they were filed, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the state therein in light of the circumstances under which they were made, not misleading. The COMPANY has since January 1, subject to any available extension, 1995 timely filed all requisite forms, reports and exhibits thereto with the Securities and Exchange Commission.

                    m. FULL DISCLOSURE. There is no fact known to the COMPANY (other than general economic conditions known to the public generally) that has not been disclosed in writing to the PURCHASER that (i)


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

                         could reasonably be expected to have a material adverse effect on the condition (financial or otherwise) or in the earnings, business affairs, business prospects, properties or assets of the COMPANY or (ii) could reasonably be expected to materially and adversely affect the ability of the COMPANY to perform its obligations pursuant to this Agreement.

                    n. PRIOR ISSUES. During the twelve (12) months preceding the date hereof, the Company has not issued any securities pursuant to Regulation S or Regulation D under the 1933 Act.

         4.       TRANSFER AGENT INSTRUCTIONS.

                    a. DEBENTURES. Upon the conversion of the Debentures, the PURCHASER thereof shall submit such Debenture and the COMPANY's Transfer Agent shall, within five (5) business days of receipt of such Debenture issue one or more certificates representing that number of shares of Common Stock into which the Debenture or Debentures are converted in accordance with the provisions regarding conversion set forth in ANNEX I hereto. The COMPANY shall act as Debenture Registrar and shall maintain an appropriate ledger containing the necessary information with respect to each Debenture.

                    b. Subject to the completeness and accuracy of the PURCHASER'S representations and warranties herein, upon the conversion of any Debenture by PURCHASER, the COMPANY, shall, at its expense, take all necessary action (including the issuance of an opinion of counsel) to assure that the COMPANY'S transfer agent shall issue stock certificates without restrictive legend or stop order in the name of PURCHASER , or such non-U.S. Persons as may be designated by PURCHASER) and in such denominations to be specified at conversion representing the number of shares of Common Stock issuable upon such conversion, as applicable. The COMPANY warrants that no instructions other than these instructions, and/or instructions to impose a "stop transfer" instruction with respect to the Debenture until the end of the Restricted Period have been or will be given to the transfer agent and that the Shares will not be subject to any transfer limitations other than those imposed by applicable securities laws. Nothing in this Section 4, however, shall affect in any way


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

                         PURCHASER'S or such nominee's obligations and agreement to comply with all applicable securities laws upon resale of the Securities.

                    c. It will permit the PURCHASER to exercise its right to convert the Debentures by telecopying an executed and completed Notice of Conversion to the COMPANY and delivering within three business days thereafter, the original Notice of Conversion and the Debenture representing the Shares to the COMPANY by express courier. Each date on which a Notice of Conversion is telecopied to and received by the COMPANY in accordance with the provisions hereof shall be deemed a Conversion Date. The COMPANY will transmit the certificates representing the Shares of Common Stock issuable upon conversion of any Debenture (together with the Debentures representing the Shares not so converted) to the PURCHASER via express courier, by electronic transfer or otherwise, within three business days after receipt by the COMPANY of the original Notice of Conversion and the Debenture representing the Shares to be converted (the "Delivery Date").

                    d. The Company understands that a delay in the issuance of the Shares of Common Stock beyond the Delivery Date could result in economic loss to the Buyer. As compensation to the Buyer for such loss, except if the provisions of Section 9 hereof shall apply to such Shares, the Company agrees to pay late payments to the Buyer for late issuance of Shares upon Conversion in accordance with the following schedule (where "No. Business Days Late" is defined as the number of business days beyond five (5) business days from Delivery Date:

                                                         Late Payment For Each
                                                         $10,000 of Debenture
Converted        No. Business Days Late                  Principal Amount Being
---------        ----------------------                  ----------------------

                          1                              $50
                          2                              $100
                          3                              $150
                          4                              $200
                          5                              $250
                          6                              $300
                          7                              $350
                          8                              $400
                          9                              $450
                          10                             $500
                          10+                            $500 + $100 for each
                                                         Business Day Late
                                                         beyond 10 days

The Company shall pay any payments incurred under this Section in immediately available funds upon demand. n.

                  (b) Notwithstanding the provisions hereof, in no event (except upon the maturity of the Debenture) shall the holder be entitled to convert any Debentures into a number of shares such that upon conversion the sum of (1) the number of shares of Common Stock beneficially owned by the PURCHASER and its affiliates (other than shares of Common Stock which may be deemed beneficially owned through the ownership of the unconverted portion of the Debenture), and
(2) the number of shares of Common Stock issuable upon the conversion of the Debenture with respect to which the determination of this proviso is being made, would result in beneficial ownership by the PURCHASER and its affiliates exceeding 4.9% of the outstanding shares of Common Stock. For purposes of the proviso to the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulation 13 D-G thereunder, except as otherwise provided in clause (1) of such proviso.

         6. CLOSING DATE AND ESCROW AGENT. The date of the issuance of the Debentures and the sale of the Debentures shall be the date of receipt by the COMPANY from the Escrow Agent of PURCHASER'S purchase funds (the "Closing Date"). PURCHASER shall, within one (1) business day after acceptance and execution of this Agreement by the COMPANY, deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. Debentures will be delivered to the Escrow Agent at the instructions of the COMPANY. PURCHASER agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.

         7.       CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

PURCHASER understands that COMPANY'S obligation to sell the Debentures is conditioned upon:

                    a. Acceptance by PURCHASER of an Agreement for the sale of Debentures;

                    b. Delivery to the Escrow Agent by each PURCHASER of immediately available funds in United States Dollars as payment in full for the purchase of the Debentures; and

                    c. The accuracy on the Closing Date of the representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date; and

                    d. Delivery to COMPANY of originally signed Subscription Agreement, a Manner of Offering Certificate, and certain additional representations from Goodbody International Ltd.

                    e. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

          8. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The COMPANY understands that PURCHASER'S obligation to purchase the Debentures is conditioned upon:

                    a. The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any Vice President of the COMPANY. The acceptance of funds by the COMPANY shall be deemed to be constructive acceptance of this Agreement;

                    b. Delivery of Debentures to Escrow Agent as herein set forth;

                    c. The accuracy on the Closing Date of the representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

                    d. Delivery to the Escrow Agent of an opinion of counsel for the COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as ANNEX III.

         9. REGISTRATION OF THE SECURITIES. Following the delivery of a Notice of Conversion, if the COMPANY fails to issue to the PURCHASER or the PURCHASER's permitted transferees certificates for shares of Common Stock issuable upon conversion of the Debentures bearing no restrictive legend and free of stop transfer instructions for any reason other than the COMPANY's reasonable good faith belief that the representations and warranties made by the PURCHASER in this Agreement were untrue when made, or that such issuance would be in violation of securities laws, then the COMPANY shall be required, at the request of the PURCHASER and at the COMPANY's expense, to effect the registration of such shares of Common stock under the act, and relevant Blue Sky laws as promptly as is practicable. The COMPANY and the PURCHASER shall cooperate in good faith in connection with the furnishing of information required for such registration and the taking of such other actions as may be legally or commercially necessary in order to effect such registration. The COMPANY shall file a registration statement within forty-five (45) days of PURCHASER's written demand therefor and shall use its best efforts to cause such registration statement to become effective as soon as practicable thereafter, provided, however, that if such forty-five (45) day period terminates at any time from February 12 through March 30 of any calendar year, the COMPANY shall file the required registration statement at the earliest to occur of (i) March 31 of such calendar year or (ii) the fifth business day after audited financial statements of the COMPANY are available. Such best efforts shall include, but not be limited to, promptly responding to all comments received from the staff of the Securities and Exchange Commission with respect to such registration statement and promptly preparing and filing amendments to such registration statement which are responsive to the comments received from the staff of the Securities and Exchange Commission. Once declared effective by the Securities and Exchange Commission, the COMPANY shall cause such registration statement to remain effective until the earlier of (i) the sale by the PURCHASER of all shares of Common Stock so registered or (ii) 120 days after the effective date of such registration statement. In the event that the COMPANY has not effected the registration of such shares of Common Stock under the Act and relevant Blue Sky laws within one hundred forty-five (145) days after the date of the PURCHASER's demand therefor, the COMPANY shall pay to the PURCHASER by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $50,000. Such payment shall be made to the PURCHASER immediately upon expiration of the 145-day period referenced in the preceding sentence if the registration of such shares of Common Stock is not effected by such date; provided, however, that the payment of such liquidated damages shall not relieve the COMPANY from its obligations to register such shares of

Common Stock pursuant to this Section 9. Notwithstanding the preceding sentence, the 145 day period referred to therein shall be tolled during the period from February 12 through March 30 of any calendar year.

         10. CERTAIN AGREEMENTS. The Company covenants and agrees that it will not (i) enter into any subsequent or further offer or sale of common stock or securities convertible into common stock with any third party until the expiration of one hundred eighty (180) days after the Closing Date, and (ii) enter into any subsequent or further offer or sale of common stock or securities convertible into common stock with any third party within a period of thirty
(30) days following the period set forth in clause (i) above, without first offering the Buyer the opportunity (which shall remain open for a period of five business days from the date the Buyer receives notice thereof) to purchase all of such additional securities (in the discretion of the Buyer) on the terms and provisions on which the Company proposes to offer such additional securities to such third party. In the event that the Buyer declines to participate in any such investment, the Company shall provide the Buyer with prompt written notice of the consummation of any such transaction with a third party, specifying the material terms thereof. However, clauses 10(i) and 10(ii) will not apply to (x) the issuance of securities (other than for cash) in connection with a merger, consolidation, sale of assets, disposition of a business, product or license by the Company, strategic alliance, bank loan or agreement, public offering, securities issued at the then current market price (as determined in good faith by the Board of Directors), or the exercise of options, or (y) the exchange of the capital stock of the Company for assets, stock or other joint venture interests.

         11. GOVERNING LAW. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Act, without reference to principles of conflicts of law. Each of the parties consents to the jurisdiction of the federal courts whose districts encompass any part of the State of New York or the state courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in an other manner permitted by law.

         12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance

         ANY:          Big Smith Brands, Inc.
                       7100 West Camino Real
                       Suite 201
                       Boca Raton, Florida 33433
                       ATT: Terry Dober or Teresa Moriondo

                       with a copy to:

                       Kramer, Levin, Naftalis & Frankel, Esqs.
                       919 Third Avenue
                       New York, New York 10022
                       ATT: Michael S. Nelson, Esq. and Michael Mayerfeld, Esq.

PURCHASER:             At the address set forth on the first page of this
                       Agreement.

ESCROW AGENT:          Krieger & Prager, Esqs.
                       319 Fifth Avenue
                       New York, New York 10016

         13.  SURVIVAL   OF   REPRESENTATIONS   AND   WARRANTIES.    PURCHASER'S
representations and warranties shall survive the execution and delivery hereof of this Agreement and the delivery of the Debenture.

         14. CONFIDENTIALITY. Each of the COMPANY and the PURCHASER agrees to keep confidential and not to disclose to or use for the benefit of any third party the terms of this Agreement or any other information which at any time is communicated by the other party as being confidential without the prior written approval of the other party; provided, however, that this provision shall not apply to information which, at the time of disclosure, is already part of the public domain (except by breach of this Agreement) and information which is required to be disclosed by law.

         15. INDEMNIFICATION. Each of the COMPANY and the PURCHASER agrees to indemnify the other and to hold the other harmless from and against any and all losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees) which the other may sustain or incur in connection with the breach by the indemnifying party of any representation, warranty or covenant made by it in this Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

                             SIGNATURES FOR ENTITIES

         IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that it has caused this Offshore Securities Subscription Agreement to be duly executed on its behalf this 2nd day of April, 1997.



                                             Willora Company Limited
                                             -----------------------
                                             Printed Name of Subscriber


                                             By: /s/S. Salcmon
                                             -----------------
                                                (Signature of Authorized Person)

                                             S. Salcmon, Vice President
                                             Printed Name and Title

Accepted this 2nd day of the month of April, 1997.

BIG SMITH BRANDS, INC.

By: /s/S. Peter Lebowitz
------------------------
         Title: President

         All correspondence and delivery of certificates and confirmations should be addressed to the above named person and sent by the COMPANY to his _____ business _____ home address (check one).

Capacity of Subscriber (check one):

         Individual                                 __________
         Corporation                                __________
         Partnership                                __________
         Other                                      __________ (please specify)

Ownership of Debentures (check one):

         Individual                                 __________
         Joint Tenants, with right of
           survivorship                             __________*
         Tenants in Common                          __________*
         Tenants in Entirety                        __________*
         Community Property       ______            If you are purchasing
                                                    Debentures  with  only  your
                                                    spouse as co-owner, both you
                                                    and your  spouse  must  sign
                                                    the  signature  page. If any
                                                    co-owner is not your spouse,
                                                    all co-owners  must sign the
                                                    signature page.

Name of PURCHASER Representative, if any:
-----------------------------------

               Address:
-----------------------------------


-----------------------------------

               Telephone:
-----------------------------------

FULL NAME AND ADDRESS OF PURCHASER FOR REGISTRATION PURPOSES:


NAME:
---------------------------------------------------------------

ADDRESS:
---------------------------------------------------------------


---------------------------------------------------------------


---------------------------------------------------------------

TEL. NO.
---------------------------------------------------------------

FAX. NO.
---------------------------------------------------------------

CONTACT NAME:
---------------------------------------------------------------


DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):


NAME:
---------------------------------------------------------------

ADDRESS:
---------------------------------------------------------------


---------------------------------------------------------------


---------------------------------------------------------------

TEL. NO.
---------------------------------------------------------------

FAX. NO.
---------------------------------------------------------------

CONTACT NAME:
---------------------------------------------------------------

SPECIAL
INSTRUCTIONS:
---------------------------------------------------------------


---------------------------------------------------------------


---------------------------------------------------------------